Financial Investors Trust

Aristata Equity Fund

Aristata Quality Bond Fund

Aristata Colorado Quality Tax-Exempt Fund

SUPPLEMENT DATED FEBRUARY 3, 2003 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2002

The following information supplements and should be read in conjunction with the information provided in the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2002.

PROSPECTUS

The paragraph under the section entitled “Investment Objective” on page 6 of the Prospectus shall be deleted in its entirety and replaced with the following paragraph:

The Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital by investing, under normal market conditions, at least 80% of its total assets in bonds.

The following sentence shall be added under the section entitled “Principal Investment Strategies” on page 6 of the Prospectus:

Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets in investment grade securities.

The following sentence shall be added to the paragraph under the section entitled “Principal Investment Strategies” on page 6 of the Prospectus:

The Fund will provide 60 days notice to shareholders if it decides to change its investment objective or principal investment strategy of investing at least 80% of the Fund’s assets in investment grade securities.

The following paragraph will be added to the beginning of page 9 of the Prospectus:

INVESTMENT OBJECTIVE

The Aristata Colorado Quality Tax-Exempt Fund seeks to provide investors with as high a level of current income exempt from Colorado and Federal income taxes as is consistent with the preservation of capital by investing in high quality municipal obligations, which pay interest exempt from Colorado State and Federal income taxes.

The third sentence of the first paragraph under the section entitled “Principal Investment Strategies” on page 9 of the Prospectus shall be deleted in its entirety and replaced with the following sentence:

However, as a Colorado-oriented fund, at least 80% of the Fund’s total assets will be invested in the “quality” municipal obligations of Colorado issuers.

The last sentence of the first paragraph under the section entitled “Principal Investment Strategies” on page 9 of the Prospectus shall be deleted in its entirety and replaced with the following sentence:

It is possible, but not anticipated, that up to 20% of the Fund’s total assets could be invested in obligations on non-Colorado issuers.

The following sentence shall be added after the first paragraph under the section entitled “Principal Investment Strategies” on page 9 of the Prospectus:

The Fund will provide 60 days notice to shareholders if it decides to change its investment strategy of investing at least 80% of the Fund’s total assets in “quality” municipal obligations of Colorado issuers.

The third paragraph under the section entitled “Principal Investment Strategies” on page 9 of the Prospectus shall be deleted in its entirety and replaced with the following paragraph:

At least 80% of the Fund’s net assets will be invested, under normal market conditions, in bonds whose interest is exempt from Federal and Colorado personal income taxes.

SAI

The second sentence in the first paragraph under the section entitled “Investment Restrictions” on page 11 of the SAI shall be deleted in its entirety and replaced with the following sentence:

Numbers 2, 3, 4, 7, 8 and 12 are fundamental restrictions.

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The following sentence will be added after the first paragraph under the section entitled “Investment Restrictions” on page 11 of the SAI:

As a matter of fundamental policy, the Aristata Colorado Quality Tax-Exempt Fund will invest, under normal market conditions, at least 80% of its net assets in bonds whose interest is exempt from federal and personal income taxes.